EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Eagle Pacific Industries, Inc. on Form S-8 relating to the 1997 Stock Option Plan of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of Eagle Pacific Industries, Inc. for the year ended December 31, 1996.




                                        Deloitte & Touche LLP


Minneapolis, Minnesota
April 23, 1997